UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): December 21, 2007

GLOBAL ROAMING DISTRIBUTION, INC.
(Exact name of small business issuer as specified in its charter)

Florida	333-70868	65-1129569
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1021 Ives Dairy Road, Suite 216
Miami, FL  33179
(Address of Principal Executive Office) (Zip Code)

(305) 249-3121
(Issuer’s telephone number, including area code)

Copies to:
Richard Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 21, 2007, Bernard Touret and Frederic Fournel resigned as Directors and Vice Presidents of Global Roaming Distribution, Inc. (the “Company”).  Mr. Touret and Mr. Fournel did not resign as the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Roaming Distribution, Inc.

Dated: December 28, 2007	By:	/s/ Yakov Sarousi
Name: Yakov Sarousi
Title: President & Chief Executive Officer